EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, David Ellison, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            (i) The accompanying quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2003, fully complies with the requirements of
      Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

            (ii) The information in such report fairly presents, in all material respects, the financial condition and results of operations of Applied NeuroSolutions, Inc. (the "Company").


                                            /s/ David Ellison
                                            ------------------------------------
                                            David Ellison,
                                            Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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